Exhibit 32.1



                  Certification Pursuant to 18 U.S.C. ss. 1350
                           Section 906 Certifications



     Pursuant to 18 U.S.C. ss. 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, H. Craig Dees, Ph.D., the Chief Executive Officer of Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and Peter R. Culpepper, the Chief Financial Officer of the Company, hereby certify that:

1. The Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     This Certification is signed on March 30, 2004.



                                            /s/ H. Craig Dees
                                           -------------------------------------
                                           H. Craig Dees, Ph.D.
                                           Chief Executive Officer
                                           Provectus Pharmaceuticals,Inc.



                                            /s/ Peter R. Culpepper
                                           -------------------------------------
                                           Peter R. Culpepper
                                           Chief Financial Officer
                                           Provectus Pharmaceuticals, Inc.